                                    FORM 8-K

                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2005

                          DUSA PHARMACEUTICALS, INC.
            (Exact name of registrant as specified in its charter)

            NEW JERSEY              0-19777           22-3103129
         (State or other       (Commission File          (IRS
         jurisdiction of            Number)         Identification
          incorporation)                                Number)

                                25 UPTON DRIVE
                        WILMINGTON, MASSACHUSETTS 01887
         (Address of principal executive offices, including ZIP code)

                                (978) 657-7500
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 15, 2005, DUSA Pharmaceuticals, Inc. ("DUSA" or the "Company") and Mr. Gary F. Talarico entered into an employment agreement regarding the terms upon which Mr. Talarico will serve as DUSA's Vice President, Sales (the "Employment Agreement"). A brief description of the material terms and conditions of the Employment Agreement is set forth in Item 5.02 below.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 16, 2005, DUSA announced the appointments of Mr. Richard C. Christopher, DUSA's Vice President, Financial Planning and Business Analysis, to the position of Vice President, Finance and Chief Financial Officer and Mr. Talarico to the position of Vice President, Sales. The Chief Financial Officer position is being relinquished simultaneously by Mr. Peter M. Chakoutis. Mr. Chakoutis, whose resignation was previously announced, will not be resigning from the Company until March 31, 2005 to assist with the transition of responsibility.

With the addition of Mr. Talarico, Mr. Paul Sowyrda, currently DUSA's Vice President, Marketing and Sales, will assume the position of Vice President, Marketing. Mr. David Page, currently the Associate Vice President, Sales will become Director, Southeastern Regional Sales reporting to Mr. Talarico.

Each of the officers serves a one year term or until their successors are duly elected and qualified at the Company's next annual meeting of shareholders. All of the foregoing changes are effective February 16, 2005.

Mr. Christopher is 35 years old and has been employed by the Company since December 18, 2000 holding the positions of Manager, Operations Accounting and Director, Financial Analysis from the time of his initial hiring until January 2004 when he was promoted to Vice President, Financial Planning and Business Analysis. Before joining the Company, he was the North American Cost Accounting Manager for Grace Construction Products, a unit of W.R. Grace & Co., from April 1999 to December 2000. Mr. Christopher was employed by the Boston Edison Company from March 1996 until April 1999. Mr. Christopher receives a base salary of One Hundred Fifty Thousand Dollars ($150,000) per year and is eligible for an annual bonus of up to thirty percent (30%) of his base salary.

Prior to joining DUSA, Mr. Talarico, who is 50 years old, was the principal of GTInsights from June 2003 until his arrival at DUSA. GTInsights is a management consulting firm that provides advisory services and business execution strategies to pharmaceutical manufacturers and service companies. For the last three months, Mr. Talarico, through GTInsights, has been providing pharmaceutical sales consulting services to DUSA for which DUSA will pay GTInsights a total of $98,129.19. These consulting services have terminated with Mr. Talarico's hiring by DUSA. Before founding GTInsights, he served as Executive Vice President, Sales and Marketing from June 2000 until June 2003 with Reliant Pharmaceuticals Inc. Mr. Talarico was the Executive
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Vice President, Business Development with Ventiv Health US Sales from May 1996 through June 2000. Prior to that, Mr. Talarico served as Vice President, Dermatology at Cabot Laboratories and as Vice President, Sales at Medicis Pharmaceuticals. Mr. Talarico will receive a sign-on bonus of Fifteen Thousand Dollars ($15,000), a base salary of One Hundred Seventy Five Thousand Dollars ($175,000) and is eligible for sales commissions of up to One Hundred Fifty Thousand Dollars ($150,000). Mr. Talarico will also receive options to purchase 30,000 shares of the Company's common stock under the Company's stock option plan. Mr. Talarico will report to Mr. Robert F. Doman, President and COO.

All bonuses are contingent on the achievement of personal and corporate goals and subject to the discretion of the Board of Directors. Each officer is entitled to customary benefits during the term of his employment as are provided generally to other executive officers of DUSA, including health, dental, life and disability insurance, 401(k), an automobile allowance, holiday and vacation benefits on the same or similar terms as those offered to other DUSA officers. In addition, in the event that their employment is terminated as a result of a "change of control" of the Company, as defined in their employment agreements, they will receive the acceleration of the vesting of outstanding options and certain severance benefits. DUSA may terminate each officer with or without cause on sixty (60) days prior written notice.

Except for historical information, this report contains certain forward-looking statements that involve known and unknown risks and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to timing of Mr. Chakoutis' final resignation, DUSA's payment of consulting fees to GTInsights, Mr. Talarico's receipt of future compensation, DUSA's intention to gear-up for increases in the adoption of its Levulan PDT, expectations for DUSA's corporate growth and the significance of growth opportunities for DUSA in the Southeastern Region. Such risks and uncertainties include, but are not limited to, changing market and regulatory conditions, continuing FDA approval of DUSA's therapies, maintenance of DUSA's patent portfolio, market conditions relating to employment opportunities, DUSA's ability to successfully market its Levulan PDT therapy and other risks identified in our SEC filings from time to time, including those contained in DUSA's Form 10-K for the year ended December 31, 2003.

A copy of the Press Release announcing foregoing officer appointments is attached as Exhibit 99.

ITEM 9.01 - FINANCIAL STATEMENT AND EXHIBITS

99    Press Release dated February 16, 2005
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          DUSA PHARMACEUTICALS, INC.



Dated:  February 16, 2005                 By:   /s/ D. Geoffrey Shulman
                                             --------------------------------
                                             D. Geoffrey Shulman, MD, FRCPC
                                             Chairman of the Board and Chief
                                             Executive Officer
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                                  EXHIBIT INDEX

99    Press Release dated February 16, 2005